Exhibit 21.1

List of Subsidiaries of Valaris Limited

Name	State or Other Jurisdiction of Incorporation or Organization
Alpha Achiever Company	Cayman Islands
Alpha Admiral Company	Cayman Islands
Alpha Archer Company	Cayman Islands
Alpha Aurora Company	Cayman Islands
Alpha Falcon Company	Cayman Islands
Alpha Falcon Drilling Company	Cayman Islands
Alpha Int’l Drilling Company S.à r.l	Luxembourg
Alpha Leasing Drilling Limited	Mauritius
Alpha Mako Company	Cayman Islands
Alpha Manta Company	Cayman Islands
Alpha Offshore Drilling (S) Pte Ltd.	Singapore
Alpha Offshore Drilling Services Company	Cayman Islands
Alpha Offshore Drilling Services Company (Ghana) Limited	Ghana
Alpha Offshore Intl Leasing	England and Wales (UK)
Alpha Orca Company	Cayman Islands
Alpha South Pacific Holding Company	Cayman Islands
Atlantic Maritime Services LLC	Delaware (USA)
Atwood Advantage S.à r.l	Luxembourg
Atwood Australian Waters Drilling Pty Limited	Australia
Atwood Beacon S.à r.l	Luxembourg
Atwood Deep Seas, Ltd.	Texas (USA)
Atwood Drilling LLC	Delaware (USA)
Atwood Hunter LLC	Delaware (USA)
Atwood Malta Holding Company Limited	Malta
Atwood Oceanics (M) Sdn. Bhd.	Malaysia
Atwood Oceanics Australia Pty Limited	Australia
Atwood Oceanics Drilling Mexico SRLCV	Mexico
Atwood Oceanics Global Limited	Cayman Islands
Atwood Oceanics International Limited	Cayman Islands
Atwood Oceanics Leasing Limited	Labuan
Atwood Oceanics LLC	Texas (USA)
Atwood Oceanics Malta Limited	Malta
Atwood Oceanics Management, LLC	Delaware (USA)
Atwood Oceanics Pacific Limited	Cayman Islands
Atwood Oceanics Services Mexico S. de R.L. de C.V	Mexico
Atwood Offshore Drilling Limited	Hong Kong
Atwood Offshore Labor Company	Cayman Islands
Atwood Offshore Worldwide Limited	Cayman Islands
Aurora Offshore Services Gmbh	Germany
C.A. Foravep, Forasol Venezolana de Perforaciones	Venezuela
Clearways Offshore Drilling Sdn. Bhd.	Malaysia
DrillQuest International Offshore Drilling Services Co.	Cayman Islands
DrillQuest Offshore Company	Cayman Islands
Durand Maritime S.A.S. (In Liquidation)	France
ENSCO (Barbados) Limited	Cayman Islands
ENSCO (Bermuda) Limited	Bermuda
Ensco (Myanmar) Limited	Myanmar
Ensco (Thailand) Limited	Thailand
ENSCO Arabia Co. Ltd.	Saudi Arabia

ENSCO Asia Company LLC	Texas (USA)
ENSCO Asia Pacific Pte. Limited	Singapore
Ensco Associates Company	Cayman Islands
ENSCO Australia Pty. Limited	Australia
ENSCO Capital Limited	Cayman Islands / United Kingdom
ENSCO Corporate Resources LLC	Delaware (USA)
ENSCO de Venezuela, S.R.L.	Venezuela
Ensco Deepwater Drilling Limited	England and Wales (UK)
ENSCO Deepwater USA II LLC	Delaware (USA)
ENSCO Development Limited	Cayman Islands
Ensco do Brasil Petróleo e Gás Ltda.	Brazil
ENSCO Drilling (Caribbean), Inc.	Cayman Islands
ENSCO Drilling Company (Nigeria) Ltd.	Nigeria
ENSCO Drilling Company LLC	Delaware (USA)
Ensco Drilling I Ltd.	Cayman Islands
ENSCO Drilling Mexico LLC	Delaware (USA)
Ensco Endeavors Limited	Cayman Islands / United Kingdom
Ensco France S.A.S.	France
ENSCO Gerudi (M) Sdn. Bhd.	Malaysia
ENSCO Global GmbH	Switzerland
Ensco Global II Ltd.	Cayman Islands
ENSCO Global Investments LP	England and Wales (UK)
Ensco Global IV Ltd	British Virgin Islands
ENSCO Global Limited	Cayman Islands / United Kingdom
ENSCO Global Resources Limited	England and Wales (UK)
Ensco Holdco Limited	England and Wales (UK)
ENSCO Holding Company	Delaware (USA)
Ensco Holdings I Ltd.	Cayman Islands
Ensco Holdings II Ltd.	Delaware (USA)
Ensco Holdings III LLC	Delaware (USA)
ENSCO Holland B.V.	Netherlands
Ensco Incorporated	Texas (USA)
Ensco Intercontinental GmbH	Switzerland
ENSCO International Incorporated	Delaware (USA)
Ensco International Ltd.	British Virgin Islands / United Kingdom
Ensco International Management GP LLC	Delaware (USA)
Ensco International Management LP LLC	Delaware (USA)
ENSCO Investments LLC	Nevada (USA) / United Kingdom
Ensco Jersey Finance Limited	Jersey / United Kingdom
ENSCO Labuan Limited	Malaysia
ENSCO Limited	Cayman Islands
Ensco Management Corp	British Virgin Islands
ENSCO Maritime Limited	Bermuda
Ensco Mexico Services S.de R.L.	Mexico
Ensco North America LLC	Delaware (USA)
Ensco Ocean 1 Company	Cayman Islands
Ensco Ocean 2 Company	Cayman Islands
ENSCO Oceanics Company LLC	Delaware (USA)
ENSCO Oceanics International Company	Cayman Islands
ENSCO Offshore LLC	Delaware (USA)
ENSCO Offshore International Company	Cayman Islands
ENSCO Offshore International Holdings Limited	Cayman Islands / United Kingdom
ENSCO Offshore International Inc.	Marshall Islands
Ensco Offshore International LLC	Delaware (USA)

Ensco Offshore Petróleo e Gás Ltda.	Brazil
Ensco Offshore Services LLC	Delaware (USA)
ENSCO Offshore U.K. Limited	England and Wales (UK)
ENSCO Overseas Limited	Cayman Islands
ENSCO Services Limited	England and Wales (UK)
ENSCO Services LLC	Delaware (USA)
Ensco South Pacific LLC	Delaware (USA)
Ensco Transcontinental I LLC	Nevada (USA)
Ensco Transcontinental II LLC	Nevada (USA)
Ensco Transcontinental II LP	England and Wales (UK)
Ensco Transcontinental LP	England and Wales (UK)
Ensco Transnational I Limited	Cayman Islands
Ensco Transnational II Limited	Cayman Islands
Ensco Transnational III Limited	Cayman Islands
Ensco Transnational Limited	Cayman Islands
ENSCO U.K. Limited	England and Wales (UK)
Ensco UK Drilling Limited	England and Wales (UK)
ENSCO United Incorporated	Delaware (USA)
Ensco Universal Holdings I Ltd.	Cayman Islands / United Kingdom
Ensco Universal Holdings II Ltd.	Cayman Islands / United Kingdom
ENSCO Universal Limited	England and Wales (UK)
Ensco Vistas Limited	Cayman Islands
Ensco Worldwide GmbH	Switzerland
Ensco Worldwide Holdings Ltd.	Cayman Islands
ENSCO Worldwide Investments Lt	England and Wales (UK)
EnscoRowan Ghana Drilling Limited	Ghana
Foradel SDN B.H.D.	Malaysia
Forasub B.V.	Netherlands/ United Kingdom
Forinter Limited	Jersey / United Kingdom
Great White Shark Limited	Gibraltar
Green Turtle Limited	Gibraltar
Inter-Drill Ltd.	Bahamas
International Technical Services LLC	Delaware (USA)
Manatee Limited	Malta
Manta Ray Limited	Malta
Marine Blue Limited	Gibraltar
Ocean Deep Drilling ESV Nigeria Limited	Nigeria
Offshore Drilling Services LLC	Delaware (USA)
P.T. ENSCO Sarida Offshore	Indonesia
Pacific Offshore Labor Company	Cayman Islands
Petroleum International Pte. Ltd.	Singapore
Pride Arabia Co. Ltd.	Saudi Arabia
Pride Foramer S.A.S.	France
Pride Forasol Drilling Nigeria Ltd.	Nigeria
Pride Forasol S.A.S.	France
Pride Global II Ltd	British Virgin Islands
Pride Global Offshore Nigeria Ltd.	Nigeria
Pride International LLC	Delaware (USA)
Pride International Management Co. LP	Texas (USA)
PT Alpha Offshore Drilling	Indonesia
PT Pentawood Offshore Drilling	Indonesia
Ralph Coffman Cayman Limited	Cayman Islands
Ralph Coffman Limited	Gibraltar
Ralph Coffman Luxembourg S.à r.l.	Luxembourg

RCI International, Inc.	Cayman Islands
RD International Services Pte. Ltd.	Singapore
RDC Arabia Drilling, Inc.	Cayman Islands
RDC Holdings Luxembourg S.à r.l.	Luxembourg
RDC Malta Limited	Malta
RDC Offshore Luxembourg S.à r.l.	Luxembourg
RDC Offshore Malta Limited	Malta
RoCal Cayman Limited	Cayman Islands
Rowan 240C#3, Inc.	Cayman Islands
Rowan 350 Slot Rigs, LLC	Delaware (USA)
Rowan Angola Limitada	Angola
Rowan California S.à r.l.	Luxembourg
Rowan Cayman Limited	Cayman Islands
Rowan Companies Limited	England and Wales (UK)
Rowan Companies, LLC	Delaware (USA)
Rowan Deepwater Drilling (Gibraltar) Limited	Gibraltar
Rowan do Brasil Serviços de Perfuração Ltda.	Brazil
Rowan Drilling (Gibraltar) Limited	Gibraltar
Rowan Drilling (Trinidad) Limited	Cayman Islands
Rowan Drilling (U.K.) Limited	Scotland (UK)
Rowan Drilling Cyprus Limited	Cyprus
Rowan Drilling S. de R.L. de C.V	Mexico
Rowan Drilling Services Limited	Gibraltar
Rowan Drilling Services Nigeria Limited	Nigeria
Rowan Egypt Petroleum Services LLC	Egypt
Rowan Finance LLC	Delaware (USA)
Rowan Financial Holdings S.à r.l.	Luxembourg
Rowan Finanz S.à r.l.	Luxembourg
Rowan Global Drilling Services Limited	Gibraltar
Rowan Holdings Luxembourg S.à r.l.	Luxembourg
Rowan International Rig Holdings S.à r.l.	Luxembourg
Rowan Marine Services LLC	Texas (USA)
Rowan Middle East, Inc.	Cayman Islands
Rowan N-Class (Gibraltar) Limited	Gibraltar
Rowan No. 1 Limited	England and Wales (UK)
Rowan No. 2 Limited	England and Wales (UK)
Rowan North Sea, Inc.	Cayman Islands
Rowan Norway Limited	Gibraltar
Rowan Offshore (Gibraltar) Limited	Gibraltar
Rowan Offshore Luxembourg S.à r.l.	Luxembourg
Rowan Relentless Luxembourg S.à r.l.	Luxembourg
Rowan Reliance Luxembourg S.à r.l.	Luxembourg
Rowan Renaissance Luxembourg S.à r.l.	Luxembourg
Rowan Resolute Luxembourg S.à r.l.	Luxembourg
Rowan Rex Limited (Cayman)	Cayman Islands
Rowan Rigs S.à r.l.	Luxembourg
Rowan S. de R.L. de C.V.	Mexico
Rowan Services LLC	Delaware (USA)
Rowan Standard Ghana Limited	Ghana
Rowan US Holdings (Gibraltar) Limited	Gibraltar
Rowandrill Labuan Limited	Malaysia
Rowandrill, LLC	Texas (USA)
Rowandrill Malaysia Sdn. Bhd	Malaysia
Saudi Aramco Rowan Offshore Drilling Company	Saudi Arabia

SKDP 1 Limited	Cyprus
SKDP 2 Limited	Cyprus
SKDP 3 Limited	Cyprus
Societe Maritime de Services SOMASER S.A.S.	France
Sonamer Angola Ltd.	Bahamas / United Kingdom
Sonamer Drilling International Ltd.	Bahamas
Sonamer Jack-Ups Ltd.	Bahamas
Sonamer Limited	Bahamas / United Kingdom
Sonamer Perfuracoes Ltd.	Bahamas
Swiftdrill Malta	Malta
Swiftdrill Offshore Drilling Services Co	Cayman Islands
Valaris Holdco 1 Limited	Bermuda
Valaris Holdco 2 Limited	Bermuda
Valaris Holdings 1	Cayman Islands
Valaris Holdings 2	Cayman Islands
Valaris Holdings 3	Cayman Islands
Valaris plc	United Kingdom